Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of                     , 2007, is made among PAETEC Holding Corp., a Delaware corporation (the “Company”), PAETEC Corp., a Delaware corporation and direct wholly-owned subsidiary of the Company (“Old PAETEC”), US LEC Corp., a Delaware corporation and direct wholly-owned subsidiary of the Company (“US LEC”), and each Person listed on the signature pages hereof under the heading “Stockholders” (collectively, the “Stockholders”).

WITNESSETH:

WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of August 11, 2006, as amended from time to time (the “Merger Agreement”), among the Company, Old PAETEC, US LEC, WC Acquisition Sub P Corp., a Delaware corporation, and WC Acquisition Sub U Corp., a Delaware corporation, the Stockholders have the right to receive shares of the common stock, par value $0.01 per share, of the Company (the “Common Stock”) or warrants to purchase shares of the Common Stock; and

WHEREAS, in connection with the Merger Agreement, the Company has agreed to grant to the Stockholders the registration rights described in this Agreement, and the Stockholders have agreed, to the extent applicable, to terminate the Registration Rights Agreement, dated as of June 12, 2006, among Old PAETEC and each Person listed on the signature pages thereof (the “Old PAETEC Agreement”) and the Registration Rights Agreement, dated as of December 31, 2002, as amended, among US LEC and the Investors (as defined therein) (the “Old US LEC Agreement”);

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

“Adverse Offering Effect” has the meaning specified in Section 5(a).

“Affiliate” has the meaning specified in Rule 12b-2 under the Exchange Act.

“Amendment” has the meaning specified in Section 17.

“Blackout Period” has the meaning specified in Section 7(a).

“Blackstone Stockholder” means, collectively, Blackstone CCC Capital Partners L.P., a Delaware limited partnership, Blackstone CCC Offshore Capital Partners L.P., a Cayman Islands limited partnership, and Blackstone Family Investment Partnership III L.P., a Delaware limited partnership.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or other governmental actions to close.

“Closing Date” has the meaning specified in the Merger Agreement.

“Common Stock” has the meaning specified in the recitals.

“Company” has the meaning specified in the preamble hereto.

“Conversion Agreement” means the Conversion and Exchange Agreement, dated as of June 8, 2006, as amended, among Old PAETEC and the Persons set forth on the signature pages thereof.

“Cutback Notice” has the meaning specified in Section 5(a).

“Demand Stockholder” means each of (a) Mr. Chesonis, (b) the US LEC Demand Stockholder, (c) the MDCP Stockholder and (d) the Blackstone Stockholder.

“Effective Time” has the meaning specified in the Merger Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, as the same shall be in effect from time to time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such successor federal statute.

“Excluded Registration” means (a) a registration of Common Stock under the Securities Act pursuant to a registration statement filed (i) on Form S-4 or Form S-8 or any successor registration forms that may be adopted by the SEC or (ii) in connection with an exchange offer or an offering of securities solely to existing stockholders of the Company or employees of the Company or its subsidiaries, or (b) a Rule 144A Resale Shelf Registration.

“Initiating Demand Stockholder” has the meaning specified in Section 3(a).

“Initiating Securityholder” has the meaning specified in Section 4(a).

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act.

“Losses” has the meaning specified in Section 11(a).

“Majority of the Registrable Common Shares” means, as of any date of determination with respect to the designated Stockholders, a majority of the Registrable Common Shares held by such Stockholders as of such date of determination.

“Management Stockholder” means each of Mr. Chesonis and the individuals and entity that collectively constitute the US LEC Demand Stockholder.

“MDCP Stockholder” means, collectively, Madison Dearborn Capital Partners III L.P., a Delaware limited partnership, Madison Dearborn Special Equity III, L.P., a Delaware limited partnership, and Special Advisors Fund I LLC, a Delaware limited liability company.

“Merger Agreement” has the meaning specified in the recitals hereto.

“Mergers” has the meaning specified in the Merger Agreement.

“Mr. Chesonis” means, collectively, Arunas A. Chesonis, The Arunas A. Chesonis Charitable Lead Annuity Trust dated 3/15/00 and The Chesonis Family Foundation.

“NASD” means the National Association of Securities Dealers, Inc.

“Non-Initiating Stockholders” has the meaning specified in Section 3(a).

“Old PAETEC” has the meaning specified in the preamble hereto.

“Old PAETEC Agreement” has the meaning specified in the recitals hereto.

“Old US LEC Agreement” has the meaning specified in the recitals hereto.

“Other Registrable Securities” means, with respect to any offering hereunder, the securities that any Person is entitled to request be included in such offering pursuant to any registration rights agreement or arrangement other than this Agreement.

“Other Stockholders” means, collectively and as of any date, the Stockholders, other than the Demand Stockholders and the Warrant Stockholders, that hold Registrable Common Shares as of such date.

“Person” means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or a political subdivision or an agency or instrumentality thereof.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Common Shares covered by any Registration Statement, and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Registrable Common Shares” means, collectively, with respect to any Stockholder, (a) the shares of Common Stock issued or issuable in the name of such Stockholder pursuant to the Mergers and held in the name of such Stockholder, (b) the Warrant Shares issued or issuable from time to time in the name of such Stockholder pursuant to US LEC Warrants held in the name of such Stockholder as of the date hereof, and (c) any shares of Common Stock paid, issued or distributed in the name of such Stockholder in respect of any shares of Common Stock referred to in clause (a) or (b) (including Warrant

Shares) by way of a stock dividend or distribution or stock split and held by such Stockholder. Shares of Common Stock shall cease to be Registrable Common Shares in accordance with Section 2.

“Registration Expenses” means any and all out-of-pocket expenses incident to the Company’s performance of its registration obligations under this Agreement, including (a) all SEC registration and filing fees and expenses incurred in connection with the preparation, printing and distribution of the Registration Statement and Prospectus and any other document or amendment thereto and the mailing and delivery of copies thereof to each Stockholder and any dealers or underwriters, (b) fees and disbursements of the Company, including fees and disbursements of counsel for the Company and of independent public accountants and other experts of the Company, (c) fees and expenses incident to any filing with the NASD or to securing any required review by NASD of the terms of the sale of Registrable Common Shares, (d) fees and expenses in connection with the qualification of Registrable Common Shares for offering and sale under state securities laws (including fees and expenses incurred in connection with blue sky qualifications of the Registrable Common Shares and including all reasonable fees and disbursements of counsel in connection with any survey of state securities or blue sky laws and the preparation of any memorandum therein), (e) all fees and expenses incurred in connection with the listing of Registrable Common Shares on each securities exchange or automated quotation system on which the Common Stock is then listed, (f) the internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties and expenses incurred by the Company in connection with any “road show” or marketing presentation), (g) with respect to each registration, up to $25,000 of the reasonable fees and disbursements of a single counsel selected by (x) Stockholders holding a Majority of the Registrable Common Shares being registered on behalf of the Initiating Demand Stockholder, in the case of a registration pursuant to Section 3(a), or (y) Stockholders holding a Majority of the Registrable Common Shares being registered on behalf of all Stockholders, in the case of a registration made pursuant to Section 4(a) by a Person other than an Initiating Demand Stockholder, incurred in connection with the preparation and review of the Registration Statement relating to such registration, and (h) with respect to each registration, the reasonable fees and disbursements of all independent public accountants (including the expenses of any audit and/or “cold comfort” letter) and the reasonable fees and expenses of other persons, including special experts, retained by the Company, but excluding (x) any underwriting discounts and fees, brokerage and sales commissions, and transfer and documentary stamp taxes, if any, relating to the sale or disposition of the Registrable Common Shares and (y) any fees or disbursements of counsel for the Stockholders, other than the fees and disbursements set forth in clause (g) above.

“Registration Statement” means any registration statement of the Company referred to in Section 3 or 4, including any Prospectus, amendments and supplements to any such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in any such registration statement.

“Requesting Stockholder” has the meaning specified in Section 4(a).

“Restricted Securities” has the meaning specified in Rule 144.

“Rule 144” means Rule 144 (or any similar provisions then in effect) promulgated by the SEC under the Securities Act.

“Rule 144A Resale Shelf Registration” means a registration under the Securities Act of convertible notes, preferred stock and/or capital stock purchase warrants for resale of such securities by the purchasers thereof acquired in an offering under the Securities Act made to one or more nationally recognized investment banking firms as initial purchasers for reoffering by such initial purchasers solely to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act), to other institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), or to investors outside the United States in compliance with Regulation S under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Section 8(e) Period” has the meaning specified in Section 8(e).

“Section 8(k) Period” has the meaning specified in Section 8(k).

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, as the same shall be in effect from time to time. Reference to a particular section of the Securities Act of 1933, as amended, shall include reference to the comparable section, if any, of any such successor federal statute.

“Similar Securities” means, in connection with any registration of securities of the Company under the Securities Act, all securities of the Company that are (a) the same as or similar to the securities being registered, (b) convertible into or exchangeable or exercisable for the securities being registered or (c) the same as or similar to the securities into or for which the securities being registered are convertible or exchangeable or exercisable.

“Stockholders” has the meaning specified in the preamble hereto.

“Underwritten Offering” means an underwritten offering in which securities are sold to an underwriter or underwriters, on a firm commitment basis, for reoffering to the public.

“US LEC” has the meaning specified in the preamble hereto.

“US LEC Demand Stockholder” means, collectively, Richard T. Aab, Joyce M. Aab, Melrich Associates, L.P., Rajesh T. Ganatra, Sarla T. Ganatra and Tansukh V. Ganatra.

“US LEC Warrants” has the meaning specified in the Merger Agreement.

“Warrant Shares” means, collectively, the shares of Common Stock issuable from time to time on or after the date hereof upon exercise of the US LEC Warrants assumed by the Company pursuant to the Merger Agreement or upon exercise of any warrants issued in exchange, substitution or replacement of such US LEC Warrants.

“Warrant Stockholders” means, collectively and as of any date, the Stockholders who hold Warrant Shares that are Registrable Common Shares as of such date.

2. Securities Subject to this Agreement.

(a) The Registrable Common Shares held in the name of any Stockholder (or any permitted assignee of a Stockholder pursuant to Section 15) are the sole securities entitled to the benefits of this Agreement.

(b) For the purposes of this Agreement, Registrable Common Shares held in the name of any Stockholder, other than each Management Stockholder, shall cease to be Registrable Common Shares (and such Stockholder shall cease to have any registration rights with respect to such securities under this Agreement), and Registrable Common Shares held by any Management Stockholder shall cease to be Registrable Common Shares entitled to demand registration rights pursuant to Section 3 (provided that such Management Stockholder shall thereafter continue to have piggyback registration rights with respect to such securities pursuant to Section 4), on the date and to the extent that (i) a Registration Statement covering such Registrable Common Shares has been declared effective under the Securities Act and such Registrable Common Shares have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Common Shares have been sold or transferred in accordance with the requirements of Rule 144 or Rule 145(d), (iii) such Registrable Common Shares have been otherwise transferred or disposed of, certificates therefor not bearing a legend restricting further transfer or disposition thereof shall have been delivered by the Company and, at such time, subsequent transfer or disposition of such securities shall not require registration of such securities under the Securities Act, (iv) all Registrable Common Shares then held in the name of such Stockholder may be sold or transferred by such Stockholder without holding period, volume or manner of offering limitations under the Securities Act and the rules and regulations thereunder (assuming for this purpose that all US LEC Warrants other than those held by Management Stockholders are exercised on a cashless exercise basis) and such Registrable Common Shares constitute less than 2% of the total number of shares of Common Stock then outstanding, (v) all Registrable Common Shares then held in the name of such Stockholder may be sold or transferred by such Stockholder within any three-month period pursuant to Rule 144 (assuming for this purpose that such Registrable Common Shares are Restricted Securities that have been held by such Stockholder for at least one year), or (vi) such Registrable Common Shares have ceased to be outstanding.

(c) Notwithstanding any other provision of this Section 2, Warrant Shares shall not cease to be Registrable Common Shares until the Stockholder thereof has had the right to include such Warrant Shares in, and dispose of such Warrant Shares pursuant to, at least one registration, regardless of whether such Stockholder elects to include such Warrant

Shares in, or dispose of such Warrant Shares pursuant to, such registration. If a Stockholder wishes to dispose of Warrant Shares subject to issuance upon the exercise of US LEC Warrants in an offering pursuant to the exercise of registration rights under this Agreement, such Stockholder may, at its option, condition the exercise of such Stockholder’s US LEC Warrants upon the closing with the underwriters of the sale of such Warrant Shares pursuant to such offering, in which event such US LEC Warrants shall not be deemed to have been exercised, and the Persons entitled to receive the Warrant Shares upon the exercise of such US LEC Warrants shall not be deemed to have received such Warrant Shares, until immediately prior to the closing of such sale of securities.

3. Demand Registration Rights.

(a) At any time following the date that is 120 days following the Closing Date, upon the written request of any Demand Stockholder (the “Initiating Demand Stockholder”) that the Company effect the registration under the Securities Act of all or part of such Initiating Demand Stockholder’s Registrable Common Shares (which written request shall specify the aggregate number of Registrable Common Shares requested to be registered), the Company shall (i) as soon as reasonably practicable, but no later than 45 Business Days after its receipt of such request, file with the SEC a Registration Statement with respect to such requested registration (or, if the Company shall be legally prohibited from making such a filing or if financial statements required to be included in such a filing are not reasonably available, in each case, within 45 Business Days after its receipt of such request, as soon thereafter as is legally permissible or as such financial statements are reasonably available) and (ii) within seven Business Days after its receipt of such request, notify in writing all other Demand Stockholders and all Warrant Stockholders (collectively, the “Non-Initiating Stockholders”) of such request and indicate in such notice the planned initial filing date of such Registration Statement. Subject to reduction pursuant to Section 5(a), such Registration Statement shall cover the Registrable Common Shares requested by the Initiating Demand Stockholder to be registered and such other Registrable Common Shares as the Non-Initiating Stockholders shall request, by written notice to the Company given no later than ten Business Days prior to such planned initial filing date, to be registered.

(b) Notwithstanding the provisions of Section 3(a), the Company shall not be required to take any action pursuant to this Section 3:

(i) if, prior to the date of a request by Mr. Chesonis pursuant to Section 3(a), the Company shall have effected two registrations pursuant to Section 3(a) at the request of Mr. Chesonis;

(ii) if, prior to the date of a request by the US LEC Demand Stockholder pursuant to Section 3(a), the Company shall have effected two registrations pursuant to Section 3(a) at the request of the US LEC Demand Stockholder;

(iii) if, prior to the date of a request by the Blackstone Stockholder pursuant to Section 3(a), the Company shall have effected one registration pursuant to Section 3(a) at the request of the Blackstone Stockholder;

(iv) if, prior to the date of a request by the MDCP Stockholder pursuant to Section 3(a), the Company shall have effected one registration pursuant to Section 3(a) at the request of the MDCP Stockholder;

(v) if the Company shall have effected a registration pursuant to Section 3(a) within the 180-day period immediately preceding the date of such request;

(vi) if the Registrable Common Shares of the Initiating Demand Stockholder which the Company shall have been requested to register shall have an anticipated aggregate offering price of less than $20,000,000, as determined in good faith by the Company at the time of its receipt of a request for registration pursuant to Section 3(a), unless such registration request is for all remaining Registrable Common Shares held by such Initiating Demand Stockholder; or

(vii) during the pendency of any Blackout Period;

provided, however, that the Company shall be permitted to satisfy its obligations under Section 3(a) by amending (to the extent permitted by applicable law) within 45 days after a written request for registration, any Registration Statement previously filed by the Company under the Securities Act so that such Registration Statement (as amended) shall permit the disposition pursuant to an Underwritten Offering of all of the Registrable Common Shares for which a demand for registration has been made under Section 3(a). If the Company shall so amend a previously filed Registration Statement, it shall be deemed to have effected a registration for purposes of this Section 3.

(c) The Initiating Demand Stockholder delivering a request pursuant to Section 3(a) may distribute the Registrable Common Shares covered by such demand only by means of an Underwritten Offering.

(d) Subject to Section 3(e), and notwithstanding the last sentence of Section 3(b), a registration requested pursuant to this Section 3 shall not be deemed to be effected for purposes of this Section 3 if (i) the Registration Statement for such registration has not been declared effective by the SEC or has not become effective in accordance with the Securities Act and the rules and regulations thereunder, or (ii) the Initiating Demand Stockholder shall not be entitled to include in such registration at least 75% of the Registrable Common Shares that the Initiating Demand Stockholder requested pursuant to Section 3(a) to be so included in such registration.

(e) The Initiating Demand Stockholder may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke such request by providing a written notice to the Company revoking such request. The Company shall be deemed to have effected a registration pursuant to Section 3(a) in the case of any such revocation unless the Initiating Demand Stockholder reimburses the Company for all Registration Expenses incurred by the Company with respect to such revoked request. Except as otherwise contemplated by the immediately preceding sentence, no revocation pursuant to this Section 3(e) shall relieve the Company of its obligation hereunder to pay the Registration Expenses in connection with any such request.

(f) Any request or notice furnished by an Initiating Demand Stockholder pursuant to this Section 3 shall only be effective if signed by the Stockholders holding a Majority of the Registrable Common Shares held by all of the Stockholders that collectively constitute such Initiating Demand Stockholder. Any such properly furnished request or notice shall be binding upon each Stockholder holding Registrable Common Shares that constitutes a part of such Initiating Demand Stockholder.

4. Piggy-Back Registration Rights.

(a) If the Company shall propose to file a Registration Statement under the Securities Act relating to a public offering of Common Stock or other equity securities (other than in connection with an Excluded Registration) for the Company’s own account or for the account of any holder or holders of Common Stock or other securities (including an Initiating Demand Stockholder) pursuant to the exercise of registration rights (the Person or the Persons, collectively, for whose account such a Registration Statement is proposed to be filed, the “Initiating Securityholder”), in each case, on a registration form and in a manner that would permit the registration of Registrable Common Shares for sale to the public under the Securities Act, the Company shall (i) give written notice at least 15 Business Days prior to the filing thereof to each Stockholder holding Registrable Common Shares, specifying the approximate date on which the Company proposes to file such Registration Statement and advising such Stockholder of its right to have any or all of the Registrable Common Shares of such Stockholder included among the securities to be covered thereby, and (ii) at the written request of any such Stockholder given to the Company within ten Business Days after written notice from the Company has been given to the Stockholder, include among the securities covered by such Registration Statement the number of Registrable Common Shares which such Stockholder (a “Requesting Stockholder”) shall have requested be so included (subject, however, to reduction, in accordance with the applicable provisions of Section 5). Notwithstanding the foregoing, if the Initiating Securityholder shall be an Initiating Demand Stockholder that has delivered a written request for registration pursuant to Section 3(a), the Company shall provide written notice of the proposed filing of such Registration Statement to all other Demand Stockholders and the Warrant Stockholders then eligible to registration rights pursuant to Section 3 in accordance with Section 3(a), rather than this Section 4(a).

(b) Nothing in this Section 4 shall create any liability on the part of the Company to any Stockholder holding Registrable Common Shares if for any reason the Company shall decide not to file, or to delay the filing of, a Registration Statement proposed to be filed under Section 4(a) or to withdraw such Registration Statement subsequent to its filing, regardless of any action whatsoever that a Stockholder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise, provided, however, that the Company shall not be relieved of its obligation hereunder to pay the Registration Expenses in connection with any such filing or proposed filing.

5. Cutbacks.

(a) Offerings by the Demand Stockholders. In connection with any offering covered by a Registration Statement filed pursuant to Section 3, if the lead managing underwriters give written notice (a “Cutback Notice”) to the Company (it being understood that the Company shall as soon as reasonably practicable deliver copies of any such notice to all Stockholders who have requested to include Registrable Common Shares in such offering) that, in their reasonable and good faith opinion, the Registrable Common Shares and other shares of Common Stock and other securities requested to be included in such offering exceed the number which can be sold in such offering without being likely to have a significant adverse effect on the offering price, timing or distribution of the securities offered or the market for the class of securities offered or for the Common Stock (an “Adverse Offering Effect”), then the Company shall include in such offering only the number of Registrable Common Shares and other shares of Common Stock that, in the good faith opinion of such underwriters, can be included without having an Adverse Offering Effect. In such event, the Registrable Common Shares and other shares of Common Stock and other securities to be included in such offering shall consist of (i) first, all of the Registrable Common Shares that the Demand Stockholders and Warrant Stockholders propose to sell pursuant to Section 3 (with any reduction in such number being allocated among the Demand Stockholders and the Warrant Stockholders pro-rata based on the number, as of the date of delivery of the first Cutback Notice delivered to the Stockholders in connection with such offering, of Registrable Common Shares requested by the Demand Stockholders and the Warrant Stockholders to be included in such offering) and (ii) second, the number of Registrable Common Shares that the Other Stockholders propose to sell pursuant to Section 4 that, in the reasonable and good faith opinion of such lead managing underwriters, can be sold without having an Adverse Offering Effect (with any reduction in such number being allocated among the Other Stockholders pro-rata based on the number, as of the date of delivery of the first Cutback Notice delivered to the Stockholders in connection with such offering, of Registrable Common Shares requested by the Other Stockholders to be included in such offering). No other securities shall be included in such offering except to the extent that, in the reasonable and good faith opinion of such lead managing underwriters, such securities can be included without having an Adverse Offering Effect.

(b) Offerings by the Company. Each Stockholder who wishes to include Registrable Common Shares pursuant to Section 4(a) in any offering covered by a Registration Statement filed by the Company relating to a public offering of Common Stock or other equity securities for its own account (other than in connection with an Excluded Registration) shall have the right to include such Registrable Common Shares in any such offering only to the extent that the inclusion of such Registrable Common Shares can be included without having an Adverse Offering Effect. In connection with the inclusion of Registrable Common Shares pursuant to Section 4(a) in any such offering by the Company, if the lead managing underwriter or underwriters in an Underwritten Offering delivers a Cutback Notice to the Company (it being understood that the Company shall as soon as reasonably practicable deliver copies of any such notice to all Stockholders who have requested to include Registrable Common Shares in such offering) or (if the offering shall not be an Underwritten Offering) the Company delivers a Cutback Notice to the Stockholders, then the Company shall include in such offering, in addition to the securities the Company proposes to sell for its own account, only the aggregate number of Registrable Common Shares that, in the reasonable and good faith opinion of such lead managing underwriter or underwriters or (if the offering shall not be an Underwritten Offering) the Company, can be included without having an Adverse Offering Effect. Such aggregate number of Registrable Common Shares to be included in such offering shall be allocated pro-rata among the Stockholders who have requested Registrable Common Shares be so included based on the number, as of the date of delivery of the first Cutback Notice delivered to the Stockholders in connection with such offering, of Registrable Common Shares requested by the Stockholders to be included in such offering. No other securities shall be included in such offering except to the extent that, in the reasonable and good faith opinion of such lead managing underwriter or underwriters or (if the offering shall not be an Underwritten Offering) the Company, such securities can be included without having an Adverse Offering Effect.

(c) Other Offerings In connection with any offering described in Section 4(a), other than an offering covered by a Registration Statement filed pursuant to Section 3 or an offering by the Company for its own account, if the lead managing underwriter or underwriters (if the offering shall be an Underwritten Offering) or the Initiating Securityholder (if the offering shall not be an Underwritten Offering) delivers a Cutback Notice to the Company (it being understood that the Company shall as soon as reasonably practicable deliver copies of any such notice to all Stockholders who have requested to include Registrable Common Shares in such offering), then the Company shall include in such offering only the number of Registrable Common Shares and other securities that, in the good faith opinion of such underwriter or underwriters or (if the offering shall not be an Underwritten Offering) the Initiating Securityholder, can be included without having an Adverse Offering Effect. In such event, the Registrable Common Shares and other securities to be included in such offering shall consist of (i) first, all of the Other Registrable Securities that the Initiating Securityholder propose to sell, and (ii) second, all of the Registrable Common Shares that the Stockholders propose to sell pursuant to Section 4 that, in the reasonable and good faith opinion of such lead managing underwriter or underwriters or (if the offering shall not be an Underwritten Offering) the Initiating Securityholder, can be sold without having an Adverse Offering Effect (with any reduction in such number being allocated pro-rata based on the number, as of the date of delivery of the first Cutback Notice delivered to the Stockholders, of Registrable Common Shares requested by the Stockholders to be included in such offering). No other securities shall be included in such offering except to the extent that, in the reasonable and good faith opinion of such lead managing underwriter or underwriters or (if the offering shall not be an Underwritten Offering) the Company, such securities can be included without having an Adverse Offering Effect.

(d) Existing Registration Rights. Notwithstanding any provision of this Agreement, to the extent that any holder of Other Registrable Securities as of the date of this Agreement shall have rights with respect to any offering that are inconsistent with the rights of the Stockholders pursuant to this Agreement with respect to such offering, the rights of the

Stockholders under this Agreement shall be modified so that the rights of the Stockholders under this Agreement with respect to such offering shall not be inconsistent with the rights of such holder of Other Registrable Securities with respect to such offering.

6. Selection of Underwriters.

(a) In connection with any Registration Statement filed pursuant to Section 3, the Initiating Demand Stockholder shall have the right to select a lead managing underwriter or underwriters to administer such offering, which lead managing underwriter or underwriters shall be reasonably satisfactory to the Company; provided, however, that the Company shall have the right to select a co-managing underwriter or underwriters for such offering, which co-managing underwriter or underwriters shall be reasonably satisfactory to the Initiating Demand Stockholder.

(b) Any selection or determination made by an Initiating Demand Stockholder pursuant to Section 6(a) shall only be effective if signed by the Stockholders holding a Majority of the Registrable Common Shares held by all of the Stockholders that collectively constitute such Initiating Demand Stockholder. Any such properly made selection or determination shall be binding upon each Stockholder holding Registrable Common Shares that constitutes a part of such Initiating Demand Stockholder.

7. Blackout Periods; Holdback.

(a) If the Company determines that the registration and distribution of Registrable Common Shares (i) would materially impede, delay, interfere with or otherwise adversely affect any pending financing, registration of securities by the Company in a primary offering for its own account, acquisition, corporate reorganization, debt restructuring or other significant transaction involving the Company or (ii) would require disclosure of non-public material information that the Company has a bona fide business purpose for preserving as confidential, as determined by the Company’s Board of Directors in good faith, the Company shall be entitled to defer the filing or effectiveness of a Registration Statement, or to suspend the use of an effective Registration Statement, for the shortest period of time reasonably required (each such period, a “Blackout Period”); provided that the Company shall not be entitled to obtain deferrals or suspensions under (x) clause (i) of this Section 7(a), for more than an aggregate of 120 days in any 12-month period or (y) clause (ii) of this Section 7(a), for more than 30 days on any one occasion, on more than two occasions in any 12-month period or for more than an aggregate of 60 days in any 12-month period. The Company shall notify each Stockholder of the expiration or earlier termination of a Blackout Period and, as soon as reasonably practicable after such expiration or termination, shall amend or supplement any effective Registration Statement to the extent necessary to permit the Stockholders to resume use thereof in connection with the offer and sale of their Registrable Common Shares in accordance with applicable law.

(b) In the case of an Underwritten Offering of securities of the Company, each Stockholder agrees, if requested in writing by the lead managing underwriter of such Underwritten Offering, that it shall not effect any public sale or public distribution (but excluding any sales made in accordance with (i) Rule 144 and Rule 145(d), in each case, to the extent applicable to such sales, and (ii) the volume limitations of Rule 144(e), regardless of whether applicable to such sales) of any Registrable Common Shares or Similar Securities held by such Stockholder during the period beginning seven days before, and ending 90 days (or such shorter period as may be permitted by such lead managing underwriter) after, the effective date of the Registration Statement filed in connection with such registration, except for Registrable Common Shares included in such registration. If requested by such managing underwriter, each Stockholder shall enter, and shall use commercially reasonable efforts to ensure that all Affiliates of such Stockholder holding Registrable Common Shares or Similar Securities enter, into a lock-up agreement with the applicable underwriters that is consistent with the agreement in the preceding sentence.

(c) Notwithstanding any provision of Section 7(a) or 7(b) to the contrary, the cumulative period of any Blackout Periods pursuant to Section 7(a) and of any holdbacks pursuant to Section 7(b) shall not exceed, in the aggregate, 120 days in any 12-month period.

(d) In the case of any Underwritten Offering of Registrable Common Shares initiated by a Demand Stockholder pursuant to Section 3(a), the Company agrees, if requested in writing by the lead managing underwriters of such Underwritten Offering, not to effect (or register for sale) any public sale or distribution of any securities that are Similar Securities for the Company’s own account during the period beginning seven days before, and ending 90 days (or such lesser period as may be permitted by such lead managing underwriter) after, the effective date of the Registration Statement filed in connection with such registration, except for securities of the Company to be offered for the Company’s account in such Underwritten Offering. Notwithstanding the foregoing, the Company may effect a public sale or distribution of Common Stock and other securities that are Similar Securities for the Company’s own account during the period described above (i) pursuant to registrations on Forms S-4 or S-8 or any successor registration forms, (ii) as part of any registration of securities for offering and sale to employees, directors or consultants of the Company pursuant to any stock plan or other benefit plan arrangement or (iii) in an amount that shall not exceed the volume limitations set forth in Rule 144(e)(1). The Company agrees to use commercially reasonable efforts to obtain from directors or executive officers of the Company who holds Common Stock or other securities that are Similar Securities an agreement not to effect any public sale or distribution of such Similar Securities (other than any sale under Rule 144 or Rule 145(d)) for the account of such director or executive officer during any period referred to in this Section 7(d), except as part of any Underwritten Offering contemplated in this Section 7(d).

8. Registration Procedures. In connection with the registration obligations of the Company under Sections 3 and 4, the Company shall:

(a) prepare and file with the SEC a Registration Statement with respect to such Registrable Common Shares on any registration form adopted by the SEC for which the Company then qualifies or which counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Common Shares in accordance with the intended methods of distribution thereof, and use commercially reasonable efforts to cause such Registration Statement to become and remain effective; provided that, at least five Business Days prior to filing a Registration Statement or Prospectus or any amendment or supplement thereto, the Company shall furnish to a single counsel selected by (x) Stockholders holding a Majority of the Registrable Common Shares being registered on behalf of the Initiating Demand Stockholder, in the case of a registration pursuant to Section 3(a), or (y) Stockholders holding a Majority of the Registrable Common Shares being registered on behalf of all Stockholders, in the case of a registration made pursuant to Section 4(a) by a Person other than an Initiating Demand Stockholder, copies of such Registration Statement or Prospectus (or amendment or supplement) as proposed to be filed (including, upon the request of such counsel, documents to be incorporated by reference therein), which documents shall be subject to the reasonable review and comments of such counsel and the Stockholders holding the Registrable Common Shares included or to be included in such Registration Statement during such five-Business-Day period;

(b) prepare and file with the SEC amendments and post-effective amendments to such Registration Statement and such amendments and supplements to the Prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration or as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder necessary to keep such Registration Statement effective until the earlier of (i) the date on which the Registrable Common Shares covered by such Registration Statement cease to be Registrable Common Shares or have been sold or withdrawn and (ii) subject to Sections 8(e) and 8(k), in the case of a Registration Statement filed pursuant to Section 3, for at least 120 days plus such longer period (not to exceed 90 days after the 120th day) as, in the opinion of counsel for the underwriter or underwriters of such Underwritten Offering, is required by law for the delivery of a Prospectus in connection with the sale of Registrable Common Shares by an underwriter or dealer, and cause the Prospectus as so amended and supplemented to be filed pursuant to Rule 424 under the Securities Act, and otherwise use reasonable best efforts to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as is specified in clause (i) or (ii) above, as the case may be;

(c) furnish to each Stockholder holding such Registrable Common Shares such number of copies of such Registration Statement and of each amendment and post-effective amendment thereto, any Prospectus or Prospectus supplement and such other documents as such Stockholder may reasonably request in order to facilitate the disposition of the Registrable Common Shares by such Stockholder (the Company hereby consenting to the use (subject to the limitations set forth in Section 9(b)) of the Prospectus or any amendment or supplement thereto in connection with such disposition);

(d) use commercially reasonable efforts to register or qualify such Registrable Common Shares covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Stockholder shall reasonably request, and to do any and all other acts and things which may be reasonably necessary to enable such Stockholder to consummate the disposition in such jurisdictions of the Registrable Common Shares held by such Stockholder, except that the Company shall not be required for any such purpose to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 8(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

(e) promptly notify each Stockholder holding any such Registrable Common Shares covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act within the applicable period referred to in Section 8(b), that the Company has become aware that the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (the period during which the Stockholders are required in such case pursuant to Section 9(b) to refrain from effecting public sales or distributions of Registrable Common Shares referred to herein as a “Section 8(e) Period”), and prepare and furnish to such Stockholder, as soon as reasonably practicable, without charge to such Stockholder, a reasonable number of copies of an amendment to such Registration Statement or supplement to such related Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Common Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided that if the Company gives such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective as provided in Section 8(b) by the number of days in the Section 8(e) Period;

(f) promptly notify each Stockholder holding Registrable Common Shares covered by such Registration Statement at any time:

(i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to the Registration Statement or any post-effective amendment, when the Registration Statement or such post-effective amendment has become effective;

(ii) of the issuance by the SEC of any stop order of which the Company is aware suspending the effectiveness of the Registration Statement or any order preventing the use of a related Prospectus, or the initiation of any proceedings for such purposes; and

(iii) of the receipt of the Company of any written notification of the suspension of the qualification of any of the Registrable Common Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose;

(g) make available to its stockholders, as soon as reasonably practicable, an earnings statement that shall satisfy the provisions of Section 11(a) of the Securities Act, provided that the Company shall be deemed to have complied with this Section 8(g) if it has complied with Rule 158 under the Securities Act;

(h) if the registration involves an Underwritten Offering, enter into a customary underwriting agreement and in connection therewith:

(i) make such representations and warranties to the underwriters in form and, to the extent possible, substance and scope as are customarily made by issuers to underwriters in comparable Underwritten Offerings;

(ii) use commercially reasonable efforts to obtain opinions of counsel to the Company (in form, scope and substance reasonably satisfactory to the managing underwriters), addressed to the underwriters, and covering the matters customarily covered in opinions requested in comparable Underwritten Offerings;

(iii) use commercially reasonable efforts to obtain “cold comfort” letters and bring-downs thereof from the Company’s independent registered public accounting firm addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters by independent registered public accounting firms in connection with Underwritten Offerings; and

(iv) deliver such documents and certificates as may be reasonably requested by the managing underwriters to evidence compliance with any customary conditions contained in the underwriting agreement;

(i) cooperate with the Stockholders holding Registrable Common Shares covered by such Registration Statement and the managing underwriter or underwriters or agents, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the securities to be sold under such Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters or agents, if any, or such Stockholders, may request;

(j) if reasonably requested by the managing underwriter or underwriters or a Stockholder holding Registrable Common Shares being sold in connection with an Underwritten Offering, incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managing underwriters and the Stockholders holding a Majority of the Registrable Common Shares being sold by all Stockholders agree should be included therein relating to the plan of distribution with respect to such Registrable Common Shares, including information with respect to the amount of Registrable Common Shares being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the Underwritten Offering of the Registrable Common Shares to be sold in such offering and make all required filings of such Prospectus supplement or post-effective amendment upon being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(k) in the event of the issuance of any stop order of which the Company is aware suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Common Shares included in the Registration Statement for sale in any jurisdiction, use commercially reasonable efforts to obtain at the earliest practicable time the withdrawal of such stop order or other order (the period between the issuance and withdrawal of any stop order or other order referred to herein as a “Section 8(k) Period”); provided that the Company shall extend the period during which such Registration Statement will be maintained effective as provided in Section 8(b) by the number of days in the Section 8(k) Period;

(l) use reasonable best efforts to cause all Common Stock covered by such Registration Statement to be listed on any securities exchange on which the Common Stock is then listed, if the Common Stock covered by such Registration Statement is not already so listed and if such listing is then permitted under the rules of such securities exchange;

(m) in the case of an Underwritten Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the lead managing underwriter in any such Underwritten Offering and otherwise to cooperate with and participate in customary selling efforts related thereto;

(n) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Common Shares and, unless such Registrable Common Shares shall be registered in book-entry form, provide the applicable transfer agent and registrar for such Registrable Common Shares with printed certificates for the Registrable Common Shares, which certificates shall be in a form eligible for deposit with The Depository Trust Company;

(o) provide and cause to be maintained a transfer agent and registrar for all Registrable Common Shares covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement; and

(p) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by one representative appointed by (x) the Stockholders holding a Majority of the Registrable Common Shares being registered on behalf of the Initiating Demand Stockholder, in the case of a registration pursuant to Section 3(a), or (y) Stockholders holding a Majority of the Registrable Common Shares being registered on behalf of all Stockholders, in the case of a registration made pursuant to Section 4(a) by a Person other than an Initiating Demand Stockholder, by any managing underwriter or underwriters participating in any Underwritten Offering to be effected pursuant to such Registration Statement, and by any attorney, accountant or other agent retained by such Stockholders or any such managing underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent registered public accounting firm that has certified the Company’s financial statements to make themselves available during normal business hours to discuss the business of the Company and to supply all information reasonably requested by any such Stockholders or managing underwriter or agent thereof in connection with such Registration Statement as shall be necessary to enable such Persons to exercise their due diligence responsibility (subject to the entry by each Person referred to in this Section 8(p) into customary confidentiality agreements in a form reasonably acceptable to the Company).

9. Agreements of Stockholders.

(a) As a condition to the Company’s obligation under this Agreement to cause Registrable Common Shares of any Stockholder to be included in a Registration Statement, such Stockholder shall timely provide the Company with all of the information required to be provided in the Registration Statement with respect to such Stockholder pursuant to Items 507 and 508 (or any successor Items) of Regulation S-K under the Securities Act and such other information as otherwise may reasonably be requested by the Company in connection with the Registration Statement.

(b) Each Stockholder shall comply with the prospectus delivery requirements of the Securities Act in connection with the offer and sale of Registrable Common Shares made by such Stockholder pursuant to any Registration Statement. Upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 8(e) or Section 8(k), each Stockholder holding Registrable Common Shares shall forthwith discontinue the disposition of Registrable Common Shares pursuant to the Prospectus or Registration Statement covering such Registrable Common Shares until such Stockholder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 8(e) or the withdrawal of any stop order or other order referred to in Section 8(k), and, if so directed by the Company, shall deliver to the Company all copies, other than permanent file copies then in such Stockholder’s possession, of the Prospectus covering such Registrable Common Shares at the time of receipt of such notice.

(c) To the extent required by the Securities Act or rules or regulations thereunder, as reasonably determined by the Company, a Stockholder shall consent to disclosure in any Registration Statement to the effect that such Stockholder is or may be deemed to be an underwriter for purposes of the Securities Act in connection with the offering of Registrable Common Shares of such Stockholder included in such Registration Statement.

(d) Each Stockholder shall comply with Regulation M under the Exchange Act in connection with the offer and sale of Registrable Common Shares made by such Stockholder pursuant to any Registration Statement. Each Stockholder shall provide the Company with such information about such Stockholder’s offer and sale of Registrable Common Shares pursuant to any Registration Statement as the Company shall reasonably request to enable the Company and its Affiliates to comply with Regulation M under the Exchange Act in connection with any such offer and sale.

10. Registration Expenses. The Company shall pay all Registration Expenses in connection with all registrations pursuant to this Agreement to the extent provided herein. In connection with all such registrations, each Stockholder shall pay all underwriting discounts and fees, brokerage and sales commissions, and transfer and documentary stamp taxes, if any, relating to the sale or disposition of such Stockholder’s Registrable Common Shares pursuant to the Registration Statement, and, except as provided in clause (g) of the definition of Registration Expenses, all fees and expenses of counsel to such Stockholder.

11. Indemnification; Contribution.

(a) The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each Stockholder in any offering or sale of Registrable Common Shares pursuant to this Agreement, each Person, if any, who participates as an underwriter in any such offering and sale of Registrable Common Shares, and each Person, if any, who controls such Stockholder or such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and their respective directors, trustees, officers, partners, agents, employees and affiliates against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees, disbursements and expenses, as incurred, and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) (collectively, “Losses”) incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation arising out of or based upon: (i) any untrue or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact required to be stated in, the Registration Statement, Prospectus or preliminary Prospectus or any amendment or supplement to any of the foregoing, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or necessary to make the statements therein (in the case of a Prospectus, a preliminary Prospectus, an Issuer Free Writing Prospectus or “issuer information,” in the light of the circumstances then existing) not misleading, except in each case insofar as such statements or omissions arise out of or are based upon (A) any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance on and in conformity with information with respect to such Stockholder furnished in writing to the Company by such Stockholder or its counsel expressly for use therein, (B) the use of any Prospectus, Issuer Free Writing Prospectus or “issuer information” after such time as the obligation of the Company to keep effective the Registration Statement of which such Prospectus forms a part has expired or (C) the use of any Prospectus, Issuer Free Writing Prospectus or “issuer information” after such time as the Company has advised the Stockholders that the filing of an amendment or supplement thereto is required, except such Prospectus, Issuer Free Writing Prospectus or “issuer information” as so amended or supplemented; or (ii) any violation by the Company of any other federal or state securities laws or regulations applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration. Notwithstanding the foregoing provisions of this Section 8(a), the Company shall not be liable to any such Stockholder or underwriter or to any other indemnified party under the indemnity agreement in this Section 8(a) for any Losses that arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Prospectus if either: (i) (A) such Stockholder or underwriter failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Common Shares by such Stockholder or underwriter to the Person asserting the claim from which such Losses arise and (B) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission; or (ii) (A) such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to the Prospectus and (B) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented as required hereunder, such Stockholder or underwriter thereafter fails to deliver such Prospectus, as so amended or supplemented, with or prior to the delivery of written confirmation of the sale of Registrable Common Shares by such Stockholder or underwriter to the Person asserting the claim from which such Losses arise. Such rights to indemnity and reimbursement of expenses shall survive the transfer of the Registrable Common Shares by such indemnified party.

(b) In connection with any Registration Statement filed pursuant to this Agreement, each Stockholder holding Registrable Common Shares to be covered thereby shall, severally and not jointly with any other Stockholders, indemnify and hold harmless, to the fullest extent permitted by law, the Company, each Person, if any, who participates as an underwriter in any such offering and sale of Registrable Common Shares and each Person, if any, who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and their respective directors, trustees, officers, partners, agents, employees and affiliates, against all Losses incurred by such party pursuant to any actual action, suit, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact required to be stated in, the Registration Statement, Prospectus or preliminary Prospectus or any amendment or supplement to any of the foregoing, any Issuer Free Writing Prospectus or “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or necessary to make the statements therein (in case of a Prospectus, preliminary Prospectus or Issuer Free Writing Prospectus, in the light of the circumstances then existing) not misleading, but only to the extent that any such untrue statement or omission is made in reliance on and in conformity with information with respect to such Stockholder furnished in writing to the Company by such Stockholder or its counsel specifically for use therein; provided, however, that no Stockholder shall be required to indemnify the Company or any other indemnified party under this Section 11(b) with respect to any amount in excess of the amount of the total net proceeds received by such Stockholder from sales of the Registrable Common Shares of such Stockholder under such Registration Statement.

(c) Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such indemnified party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement, provided that failure to give such notification shall not affect the obligations of the indemnifying party pursuant to this Section 11 except to the extent the indemnifying party shall have been actually and materially prejudiced as a result of such failure. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, unless in the reasonable judgment of any indemnified party, based on the opinion of counsel, a conflict of interest is likely to exist between the indemnifying party and such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all Stockholders holding Registrable Common Shares who are indemnified parties, selected by the Stockholders holding a Majority of the Registrable Common Shares held by all Stockholders who are indemnified parties (which selection shall be reasonably satisfactory to the Company), (ii) more than one counsel for the underwriters in an Underwritten Offering or (iii) more than one counsel for the Company, in each case in connection with any one action or separate but similar or related actions. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based on the opinion of counsel, a conflict of interest is likely to exist between an indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel, provided that the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all Stockholders holding Registrable Common Shares who are indemnified parties, selected by the Stockholders holding a Majority of the Registrable Common Shares who are indemnified parties (which selection shall be reasonably satisfactory to the Company), (ii) more than one counsel for the underwriters in an Underwritten Offering or (iii) more than one counsel for the Company, in each case in connection with any one action or separate but similar or related actions. No indemnifying party, in defense of any such action, suit, proceeding or investigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or entry into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such action, suit, proceeding or investigation to the extent such liability is covered by the indemnity obligations set forth in this Section 11. No indemnified party shall consent to entry of any judgment or entry into any settlement without the consent of each indemnifying party.

(d) If the indemnification from the indemnifying party provided for in this Section 11 is unavailable to an indemnified party hereunder in respect of any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that no Stockholder shall be required to contribute any amount in excess of the amount of the total net proceeds received by such Stockholder from sales of the Registrable Common Shares of the Stockholder under the applicable Registration Statement. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 11(c), any legal or other fees and expenses reasonably incurred by such indemnified party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The parties agree that it would not be just and equitable if contribution pursuant to this Section 11(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the consideration referred to in this Section 11(d). If indemnification is available under this Section 11, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 11(a) or 11(b), as the case may be, without regard to the relative fault of such indemnifying parties or indemnified party or any other equitable consideration provided for in this Section 11(d).

(e) The provisions of this Section 11 shall be in addition to any liability which any indemnifying party may have to any indemnified party and shall survive the termination of this Agreement.

(f) The indemnification and contribution required by this Section 11 shall be made by periodic payments of the amount thereof during the course of any action, suit, proceeding or investigation, as and when invoices are received or Losses are incurred.

12. Participation in Underwritten Offerings. No Stockholder holding Registrable Common Shares may participate in any Underwritten Offering pursuant to this Agreement unless such Stockholder (i) agrees to sell such Stockholder’s Registrable Common Shares on the basis provided in any underwriting arrangements approved by the Company, which approval shall not be unreasonably withheld, conditioned or delayed, and (ii) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

13. Reports Under the Exchange Act. For so long as any Registrable Common Shares remain outstanding and the Company is required under the Exchange Act and rules and regulations thereunder to file with the SEC reports pursuant to Section 13 or 15(a) of the Exchange Act, the Company shall use reasonable best efforts to file such reports with the SEC in a timely manner.

14. No Inconsistent Agreements. The Company shall not after the date of this Agreement enter into any agreement which is inconsistent with the rights granted pursuant to this Agreement to the Stockholders holding Registrable Common Shares. The Stockholders agree for purposes of this Section 14 that a registration rights agreement in customary form relating to a Rule 144A Resale Shelf Registration shall not be deemed inconsistent with the rights of the Stockholders hereunder.

15. Assignment of Registration Rights.

(a) The right to cause the Company to register Registrable Common Shares pursuant to this Agreement may be assigned (but only with all related obligations hereunder) by any Stockholder holding Registrable Common Shares as of the date of this Agreement only in connection with a transfer of such Registrable Common Shares to a Person that is (i) an Affiliate of such Stockholder, (ii) if such Stockholder is a natural person, the heir or legal representative of such Stockholder, the executor or administrator of such Stockholder’s estate, or an inter vivos trust for the benefit of such Stockholder or such Stockholder’s spouse or lineal descendants, or (iii) a partner, member or shareholder of such Stockholder, provided that such transfer is effected in accordance with the terms of the partnership agreement or other organizational document of such Stockholder and is made for no consideration; provided, that, in each case, as a condition to the effectiveness of any such assignment, such Person shall be required to execute a counterpart of this Agreement. Upon such Person’s execution of such counterpart, such Person shall be a Stockholder under this Agreement and shall be entitled to the benefits of, and shall be subject to the restrictions contained in, this Agreement, as amended from time to time, that are applicable hereunder to the Stockholder from whom such rights hereunder were assigned. From and after the date of any such effective assignment, the term “Stockholders” as used herein shall also refer to such Person.

(b) In connection with any merger, consolidation, reorganization or similar transaction involving the Company (i) in which the Company is not the surviving corporation or entity or (ii) which results in the Company becoming the wholly-owned subsidiary of another corporation or other entity, effective provisions shall be made in the instruments pursuant to which such transaction shall be consummated so that the surviving corporation (in the case of a transaction of the type specified in clause (i)) or the entity which becomes the wholly-owned parent of the Company (in the case of a transaction of the type specified in clause (ii)) shall expressly assume the obligations of the Company hereunder effective upon the consummation of such transaction. In such event, all references herein to the Company shall thereafter be references to the assuming entity and all references to the Common Stock shall thereafter be references to the class of equity securities (if any) of the assuming entity issued to all holders of the Common Stock as consideration pursuant to such transaction.

16. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto, any Stockholder and any successor, permitted assign, heir and legal representative thereof; provided, however, that, except as provided in Section 15, this Agreement and the provisions of this Agreement that are for the benefit of the Stockholders shall not be assignable by any Stockholder, and any such purported assignment shall be null and void. Except to the extent provided in Section 11, nothing in this Agreement, expressed or implied, is intended to confer upon any Person other than the Company, the Stockholders and their respective successors, permitted assigns, heirs and legal representatives any rights, remedies, obligations or liabilities under or by reason of this Agreement. No purchaser of Registrable Common Shares from a Stockholder shall be deemed to be a successor or assignee of such Stockholder merely by reason of such purchase.

17. Amendments and Waivers.

(a) The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof (each such amendment, modification, supplement, waiver or consent, an “Amendment”) may not be given, unless the Company consents thereto and has obtained the written consent thereto of Stockholders holding a Majority of the Registrable Common Shares; provided that, if any Amendment would adversely affect any Demand Stockholder, then such Amendment shall also require the written consent of such Demand Stockholder; and provided further that, if any Amendment would materially and adversely affect any Stockholder other than the Demand Stockholders disproportionately relative to any other Stockholder or Stockholders, then such Amendment shall also require the written consent of the Stockholders other than the Demand Stockholders holding a Majority of the Registrable Common Shares held by all such Stockholders so disproportionately affected.

(b) Notwithstanding the foregoing, an Amendment with respect to a matter that relates exclusively to the rights of Stockholders holding Registrable Common Shares whose securities are being included in a Registration Statement, but only to the extent that such rights (i) relate exclusively to the distribution of Registrable Common Shares pursuant to such Registration Statement and (ii) do not directly or indirectly affect the rights of other Stockholders holding Registrable Common Shares, shall be effective if consented to by Stockholders holding at least a Majority of the Registrable Common Shares being included in such Registration Statement; provided that, if any such Amendment would adversely affect any Stockholder disproportionately relative to any other Stockholder or Stockholders, then such Amendment shall also require the written consent of such Stockholder.

(c) Any written consent given by a Demand Stockholder pursuant to Section 17(a) shall only be effective if signed by the Stockholders holding a Majority of the Registrable Common Shares held by all of the Stockholders that collectively constitute such Demand Stockholder, and any such properly given written consent shall be binding upon each Stockholder holding Registrable Common Shares that constitutes a part of such Demand Stockholder. Each Stockholder from time to time shall be bound by any Amendment effected pursuant to this Section 17, whether or not any notice, writing or marking indicating such Amendment appears on the Registrable Common Shares or is delivered to such Stockholder.

18. Notices. All notices, demands, requests, consents or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (i) delivered personally to the recipient, (ii) sent by confirmed facsimile or confirmed electronic mail transmission before 5:00 p.m. New York City time on a Business Day, and otherwise on the next Business Day, or (iii) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands, requests, consents and other communications shall be sent (i) if to the Company, to: PAETEC Holding Corp., One PaeTec Plaza, 600 Willowbrook

Office Park, Fairport, New York 14450, Facsimile No. 585-340-2563, Attn: General Counsel, or to such other address as the Company shall designate in writing to the Stockholders from time to time, and (ii) if to any Stockholder, to such Stockholder at the address of such Stockholder set forth on the signature pages hereto, or to such other address of any Stockholder as such Stockholder shall designate in writing to the Company from time to time.

19. Interpretation. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

20. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. This Agreement shall become effective as between the Company and any Stockholder when the Company and such Stockholder shall have received a copy of counterparts hereof signed by the other.

21. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES OF AMERICA LOCATED IN THE COUNTY OF NEW YORK FOR ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY ACTION OR PROCEEDING RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN SECTION 18 SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION OR PROCEEDING BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

22. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

23. Effectiveness; Termination.

(a) Notwithstanding any other provision of this Agreement, this Agreement shall become effective at the Effective Time, provided that, if the Effective Time shall not occur prior to the termination of the Merger Agreement, this Agreement shall not become effective and shall be null and void ab initio.

(b) This Agreement shall terminate with respect to any Stockholder (including any Demand Stockholder) on the earlier to occur of (i) the date on which such Stockholder first ceases to hold any Registrable Common Shares or (ii) the date on which such Stockholder notifies the Company in writing that such Stockholder irrevocably and forever withdraws as a Stockholder under this Agreement. Notwithstanding any such termination of this Agreement by any Stockholder, all rights, liabilities and obligations of such Stockholder under Sections 10 and 11 shall remain in effect in accordance with their terms. No termination of any provision of this Agreement shall relieve any party of any liability for any breach of such provision occurring prior to such termination.

24. Entire Agreement; Termination of Old PAETEC Agreement and Old US LEC Agreement.

(a) This Agreement is intended by the parties to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Common Shares. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Common Shares. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights.

(b) Without limiting the generality of Section 24(a), (i) upon the execution and delivery of this Agreement by Old PAETEC and each Stockholder set forth on the signature pages hereof that is a party to the Old PAETEC Agreement, the Old PAETEC Agreement shall automatically and with no further action on the part of any Holder thereunder terminate and be of no further force or effect, and (ii) upon the execution and delivery of this Agreement by US LEC and each Stockholder set forth on the signature pages hereof that is a party to the Old US LEC Agreement, the Old US LEC Agreement shall automatically and with no further action on the part of any Investor thereunder terminate and be of no further force or effect.

25. Specific Performance. Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for any other parties’ failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each of them, respectively, to the extent permitted by applicable law, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure, without bond or other security being required.

26. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable solution in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid provision, provided, however, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

PAETEC HOLDING CORP.

By:
Name:
Title:

OLD PAETEC:

PAETEC CORP.

By:
Name:
Title:

US LEC:

US LEC CORP.

By:
Name:
Title:

STOCKHOLDERS:

Arunas A. Chesonis

The Arunas A. Chesonis Charitable Lead Annuity Trust dated 3/15/00

By:
Name:
Title:

The Chesonis Family Foundation

By:
Name:
Title:

Address for Notices:

Richard T. Aab

Joyce M. Aab

MELRICH ASSOCIATES, L.P.

By: Richard T. Aab
Its: General Partner

Address for Notices:

Tansukh V. Ganatra

Address for Notices:

Rajesh T. Ganatra

Address for Notices:

Sarla T. Ganatra

Address for Notices:

MADISON DEARBORN CAPITAL PARTNERS III, L.P.

By:	Madison Dearborn Partners III, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:
Its:	Managing Director

MADISON DEARBORN SPECIAL EQUITY III, L.P.

By:	Madison Dearborn Partners III, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:
Its:	Managing Director

SPECIAL ADVISORS FUND I, LLC

By:	Madison Dearborn Partners III, L.P.
Its:	Manager

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:
Its:	Managing Director

Address for Notices:

BLACKSTONE CCC CAPITAL PARTNERS L.P.

By:	Blackstone Management Associates III L.L.C.

By:
Name:
Title:

BLACKSTONE CCC OFFSHORE CAPITAL PARTNERS L.P.

By:	Blackstone Management Associates III L.L.C.

By:
Name:
Title:

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP III L.P.

By:	Blackstone Management Associates III L.L.C.

By:
Name:
Title:

Address for Notices:

NEW MOON TRUST U/D/T dated June 1, 1995

By:
Jeffrey P. Sudikoff, Co-Trustee

By:
Joyce M. Sudikoff, Co-Trustee

Address for Notices:

CHRISTOPHER E. EDGECOMB,
TRUSTEE OF THE CHRISTOPHER E. EDGECOMB LIVING TRUST, dated April 25, 1998

By:
Christopher E. Edgecomb

Address for Notices:

CIT LENDING SERVICES CORPORATION

By:
Name:
Title:

Address for Notices:

Shirley C. Levy

Address for Notices:

Michael E. Jones

Address for Notices:

Stephen E. Webster

Address for Notices:

R. Wayne LeChase

Address for Notices:

SYKES ASSOCIATES

By:
Name:
Title:

Address for Notices:

ROBJAN LLC

By:
Name:
Title:

Address for Notices:

BROPHY, DAILEY & CO.

By:
Name:
Title:

Address for Notices:

FRAME FAMILY LLC

By:
Name:
Title:

Address for Notices:

JO & CO.

By:
Name:
Title:

Address for Notices:

Kent Charugundla

Address for Notices:

Edward I. Sumber

Address for Notices:

Edward I. Sumber, P.C.

Address for Notices: